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                                                                Exhibit 10.4.3.1



                   ADDENDUM TO REGISTRATION RIGHTS AGREEMENT


     THIS ADDENDUM TO REGISTRATION RIGHTS AGREEMENT (this "Addendum"), is made and effective as of____________, by and among AIRONET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Corporation"), the undersigned and each of the signatories to the Registration Rights Agreement with reference to which this Addendum is made:

            Pursuant to the REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of March 31, 1998 by and among Aironet Wireless Communications, Inc., a Delaware corporation (the "Corporation") and its stockholders, the undersigned, now the holder of _______ shares of Common Stock, with $.01 par value, of the Corporation evidenced by certificate(s) issued by the Corporation, does hereby become a party to the Agreement entitled to the rights, and subject to the obligations, as set forth therein, to the extent the undersigned is record holder of shares of the Corporation's capital stock, with the same force and effect as though he had executed said Agreement as an initial signatory party thereto. The undersigned acknowledges that he has read said Agreement and is familiar with and understands its terms.

     In witness whereof, this Addendum has been executed by the undersigned this ____ day of ____________, 1999.



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                                      (Signature)